UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception. Effective April 30, 2015, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as co-managers. At the same time, John G. Wenker was removed as a co-manager of the Fund, but continues to lead the Real Assets Team at Nuveen Asset Management.

In the following paragraphs, they discuss their management strategy and the performance of the Fund for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2015?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. Our long-term target allocations for each of these segments are: 33% in global infrastructure common stock, 15% in real estate investment trust (REIT) common stock, 12% in global infrastructure preferred stock and hybrids, 20% in REIT preferred stock and 20% in debt securities. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focused on owning those companies and securities with the highest total return potential in the Fund’s portfolio. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we maintained active asset allocation during the reporting period. For example, we lowered the Fund’s U.S. exposure from slightly more than 70% to approximately 64%, which is more in line with what we

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

expect it to be over the long term. After a period of substantial U.S. outperformance, we began to find more compelling valuations and more competitive equity yields in many non-U.S. names. Most of the geographic change was the result of a reallocation away from U.S.-domiciled REIT equities and into international infrastructure and real estate holdings.

In terms of sector weights, the Fund’s overall allocation to common equities remained near the top end of its historical range of between 40%-55%; however, the above-mentioned move that reduced domestic real estate and increased infrastructure and international real estate did significantly change the mix. Within common equity, we continued to have very few energy and electric utility holdings. This continued to benefit the Fund as pipeline equities still posted negative returns even though the preferred and debt securities did well, while electric utilities were weighed down by interest rates moving higher during the reporting period. With the change in the real estate and infrastructure equity mix, the Fund’s portfolio is approaching what we would consider to be a neutral weight for infrastructure. At the end of the reporting period, about 30% of the portfolio was allocated to infrastructure equities versus an expected long-term average of 33%. Our slightly more than 23% weight to REIT equities represented an approximate 8% overweight to the sector. We originally established the overweight in REIT common equities because we thought they were trading at large discounts to NAV at the end of 2013. We had maintained that overweight as REITs climbed back to trade at fair value due to the strength of underlying fundamentals in the space, the segment’s lack of exposure to foreign currency effects and the superior growth rates relative to those found overseas. While real estate fundamentals remain strong, we are finding more opportunities outside of the space, which was reflected in the portfolio weights as of June 30, 2015.

Preferred shares represented about 30% of the Fund’s portfolio with slightly more than half in REIT preferreds and the remaining in infrastructure preferreds. Within the preferred areas, we made very few changes to the strategy or makeup. We continued to try to reduce interest rate risk by focusing on securities that have either equity conversion features or fixed-to-floating rate structures as well as on non-rated securities that have tended to outperform in rising rate environments.

The Fund’s high yield fixed income exposure averaged just over 16% of the portfolio over the period, a slight increase from the previous period. The majority of the Fund’s energy exposure continued to be found in the fixed income area of the portfolio. In light of the dramatic sell-off in energy prices during the last half of 2014 and much of the first quarter of 2015, we went through the high yield portfolio and reassessed all of our energy-related credits. Although some of our energy holdings on the fixed income side took mark-to-market price hits in the final months of 2014, we didn’t believe any of the credits that we owned were irreparably impaired and maintained our positions.

How did the Fund perform during this during this six-month reporting period ended June 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the six-month, one-year and since inception periods ended June 30, 2015. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2015, JRI performed in line with its JRI Blended Index and underperformed the Morgan Stanley Capital International (MSCI) World Index.

During the six-month reporting period, three of the five “real asset” categories represented in the JRI Blended Index produced modestly positive absolute returns, while the other two segments fell into negative territory. On the heels of their strong performance in 2014, REIT common equities were the worst performing asset class within the JRI Blended Index. REITs underperformed the broad market S&P 500® Index by more than 7% and the global MSCI ACWI Index by more than 9% amidst an environment that produced elevated levels of volatility in the real estate market. Most of the volatility was the direct result of higher interest rates and fears that they would continue to rise in the second half of the year. As measured by the MSCI U.S. REIT Index, the segment returned -6.19% for the six-month reporting period, compared to 1.23% for the S&P 500® Index and 2.97% for the MSCI ACWI Index. Global infrastructure common equities returned -2.60% for the six-month reporting period, as measured by the S&P Global Infrastructure Index. The utility and energy sectors, both large

6	Nuveen Investments

components of the index, were responsible for the bulk of the downside as the decline in the price of oil put pressure on pipeline and master limited partnership (MLP) companies, while increasing interest rates hampered the utility names. The preferred benchmarks for the Fund both turned in modestly positive returns around the 2% range for the six-month reporting period (BofA/Merrill Lynch REIT Preferred Index 1.93% and the BofA/Merrill Lynch Preferred Fixed Rate Index 2.21%). High yield indices took steps backward in the months of March and June, but ended up posting modestly positive returns during the reporting period. As measured by the Barclays High Yield Index, the high yield market produced a 2.53% return during the reporting period. High yield market returns were helped along by a rebound in the price of high yield energy debt, which rallied along with an increase in the price of crude oil. Up to 14% of common high yield indices consist of credits exposed to oil, more so than any other sector.

The Fund continued to generate a consistent gross yield that remained well above our overall yield hurdle, while producing a total return in line with its JRI Blended Index. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s top-performing areas relative to the blended benchmark for the six-month reporting period were infrastructure common equity and high yield debt. Results in the REIT common equity and REIT preferred sectors were in line with the benchmark, while the infrastructure preferred portion of the Fund modestly detracted on a relative basis. The Fund’s returns fell short of the MSCI World Index, which is comprised of a broad array of equity securities, primarily because of its heavier exposure to common equities in the more interest rate sensitive REIT sector. As noted above, REITs dramatically underperformed the broader U.S. and global equity markets during the reporting period.

Relative to the benchmark, the infrastructure common equity space benefited returns, due to favorable stock selection across several industries and an underweight to the sector. The infrastructure common equity asset class posted negative returns and underperformed broader global equity indices, although the depth of the drawdown was shallower than that of real estate. The Fund’s substantial underweight to electric utility equities was the most significant contributor to positive relative performance because the group posted some of the weakest returns during the reporting period. After significant outperformance by electric utilities last year, investors have rotated away from the group, taking gains and repositioning portfolios based on the likelihood that U.S. interest rates will move higher. The utility sector will likely be adversely affected by higher rates as these securities’ valuations are generally more rate sensitive than most other areas. Exposure to out-of-index diversified infrastructure companies also proved to be particularly beneficial as several of our holdings produced double-digit returns during a period where the overall infrastructure segment was down. In addition, our holdings in alternative energy, another sector not represented in the benchmark, benefited performance during the reporting period. The higher yields offered by some of these companies were enough to attract investors and offset some of the downside volatility present in other areas of infrastructure.

The high yield portion of the Fund was also beneficial to returns both on an absolute as well as a relative basis. Our outperformance in the high yield segment was mostly due to our security selection and overweight position in the pipeline sector relative to the benchmark. At the end of 2014, we saw substantial weakness in energy-related names as they sold off in sympathy with the precipitous fall in the price of crude oil. However, that trend reversed course late in the first quarter of 2015 as investors searching for value brought capital to the space and oil prices began to stabilize and recover, which aided a recovery in the pipeline sector as well.

In the two real estate related portions of the Fund, performance was fairly in line with the benchmark. In REIT common equity, our significant overweight helped us in the early months of the reporting period when this asset class performed well. However, after experiencing very strong REIT returns in 2014 and a solid first quarter, we began to substantially reduce the Fund’s overall equity exposure to REITs. This helped mitigate some of the REIT segment’s poor performance in the latter half of this reporting period. Most of the proceeds from trimming real estate were reallocated to infrastructure common equity.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The preferred segment of global infrastructure was the only area that detracted, albeit modestly, in the Fund. While we maintained a relatively neutral weight in the asset class relative to the benchmark, select electric and gas utility preferreds underperformed. Some of our preferred holdings in these areas that have equity conversion features were especially weak as they sold off in sympathy with their equity brethren.

The Fund shorted short-term U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates. These future contacts had a modestly negative impact on performance as short-term interest rates generally moved lower.

8	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through the use of bank borrowings. The swap contracts impact on performance was negative during the period.

As of June 30, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	30.55%
Regulatory Leverage*	30.55%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2015, the Fund had outstanding bank borrowings of $81,500,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2015.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2015 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 6/30/2015

	Current Month Estimated Percentage of the Distribution			Fiscal YTD Estimated Per Share Amounts
Per Share Distribution	NII(1)	Realized Gains	ROC(2)	Distributions	NII(1)	Realized Gains	ROC(2)
$ 0.1345	70.8%	29.2%	0.0%	$0.8700	$0.5712	$0.2358	$—

(1)	NII is net investment income.
(2)	ROC is Return of Capital.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 6/30/2015

		Annualized			Cumulative
Inception Date	Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1345	8.52%	1.00%	13.13%	4.26%	(0.54)%

SHARE REPURCHASES

During August 2014, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

10	Nuveen Investments

As of June 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JRI
Shares Cumulatively Repurchased and Retired	0
Shares Authorized for Repurchase	980,000

OTHER SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$18.95
Share Price	$17.27
Premium/(Discount) to NAV	(8.87)%
6-Month Average Premium/(Discount) to NAV	(3.75)%

Nuveen Investments	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI

12	Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JRI at NAV	(0.54)%	1.00%	13.13%
JRI at Share Price	(4.60)%	(1.81)%	9.34%
Comparative Benchmark	(0.55)%	0.92%	7.77%
MSCI World Index	2.63%	1.43%	12.23%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments	13

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	70.7%
Convertible Preferred Securities	5.9%
$25 Par (or similar) Retail Preferred	29.7%
Corporate Bonds	23.9%
Convertible Bonds	1.0%
$1,000 Par (or similar) Institutional Preferred	7.8%
Investment Companies	2.7%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	144.0%
Borrowings	(44.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	41.1%
Electric Utilities	13.9%
Oil, Gas & Consumable Fuels	7.2%
Multi-Utilities	7.1%
Transportation Infrastructure	7.0%
Independent Power & Renewable Electricity Producers	3.5%
Gas Utilities	2.8%
Energy Equipment & Services	2.1%
Repurchase Agreements	1.3%
Other	14.0%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)1

A	0.6%
BBB	24.2%
BB or Lower	41.6%
N/R	33.6%
Total	100%

Country Allocation1

(% of total investments)

United States	64.1%
Australia	5.8%
Canada	5.6%
United Kingdom	3.6%
Italy	3.4%
Hong Kong	2.9%
Other	14.6%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Transurban Group	4.5%
National Grid PLC, Sponsored ADR	3.0%
Engie	2.4%
STAG Industrial Inc.	2.4%
Omega Healthcare Investors Inc.	2.3%

1	Excluding investments in derivatives.

14	Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JRI; at this meeting the shareholders were asked to elect Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	8,485,892
Withhold	144,654
Total	8,630,546
William J. Schneider
For	8,476,045
Withhold	154,501
Total	8,630,546
Thomas S. Schreier, Jr.
For	8,453,827
Withhold	176,719
Total	8,630,546

Nuveen Investments	15

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.7% (98.7% of Total Investments)

	COMMON STOCKS – 70.7% (49.3% of Total Investments)

	Air Freight & Logistics – 1.4%

68,867	BPost SA	$1,891,769
16,373	Oesterreichische Post AG	753,228
	Total Air Freight & Logistics	2,644,997

	Commercial Services & Supplies – 0.4%

34,513	Covanta Holding Corporation	731,330

	Diversified Telecommunication Services – 0.2%

374,193	HKBN Limited, (2)	388,600

	Electric Utilities – 8.6%

55,376	Alupar Investimento SA	292,278
364,833	AusNet Services	392,674
41,293	Brookfield Infrastructure Partners LP, (4)	1,842,907
201,874	Contact Energy Limited	685,368
222,436	EDP - Energias de Portugal, S.A.	844,381
109,886	Endesa S.A, (2)	2,102,822
2,801	Hafslund ASA, Class B Shares	20,095
1,905,819	HK Electric Investments Limited	1,303,074
550,763	Infratil Limited	1,177,523
96,984	Scottish and Southern Energy PLC	2,340,651
16,765	Southern Company, (4)	702,454
612,536	Spark Infrastructure Group	923,937
453,016	Terna-Rete Elettrica Nazionale SpA	2,001,997
208,529	Transmissora Alianca de Energia Eletrica SA	1,381,653
	Total Electric Utilities	16,011,814

	Gas Utilities – 2.9%

23,935	AmeriGas Partners, LP, (4)	1,094,069
94,144	Enagas	2,560,411
341,015	Snam Rete Gas S.p.A	1,622,610
	Total Gas Utilities	5,277,090

	Independent Power & Renewable Electricity Producers – 3.4%

23,245	8point3 Energy Partners LP, (2)	432,822
7,557	Brookfield Renewable Energy Partners LP	224,292
59,440	Pattern Energy Group Inc.	1,686,907
133,231	Saeta Yield S.A, (2)	1,391,750
262,902	TransAlta Renewables Inc.	2,601,656
	Total Independent Power & Renewable Electricity Producers	6,337,427

	Multi-Utilities – 7.0%

190,881	Centrica PLC	791,194
695,301	Duet Group	1,239,222
170,817	Engie	3,168,843
61,494	National Grid PLC, Sponsored ADR, (4)	3,970,668
491,380	Redes Energeticas Nacionais SA	1,375,563
53,271	TECO Energy, Inc., (4)	940,766
636,478	Vector Limited	1,419,008
	Total Multi-Utilities	12,905,264

	Oil, Gas & Consumable Fuels – 2.9%

9,282	Arc Logisitics Partners LP	162,992
79,750	BlueKnight Energy Partners LP, (4)	597,328

16	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

6,566	Enbridge Energy Partners LP	$218,845
20,535	Enbridge Income Fund Holdings Inc.	567,713
14,802	Enviva Partners, LP, (2)	267,768
56,654	Kinder Morgan, Inc., (4)	2,174,947
5,178	PennTex Midstream Partners, LP	100,401
2,861	TC Pipelines LP	163,077
17,057	USD Partners LP	201,102
70,885	Veresen Inc.	958,565
	Total Oil, Gas & Consumable Fuels	5,412,738

	Real Estate Investment Trust – 33.2%

54,143	Agree Realty Corporation	1,579,351
178,108	Apollo Commercial Real Estate Finance, Inc.	2,926,314
28,603	Ares Commercial Real Estate Corporation	325,788
127,455	Armada Hoffler Properties Inc.	1,273,275
86,500	Blackstone Mortgage Trust Inc, Class A	2,406,430
35,551	Calloway Real Estate Investment Trust	823,166
216,659	CapitaMall Trust	345,857
89,144	CBL & Associates Properties Inc.	1,444,133
102,968	Colony Financial Inc.	2,332,225
26,434	Community Healthcare Trust Inc., (2), (4)	508,855
35,882	Corrections Corporation of America	1,186,977
38,396	Crombie Real Estate Investment Trust	383,345
231,853	Dexus Property Group	1,305,869
14,023	Digital Realty Trust Inc.	935,054
48,651	Easterly Government Properties, Inc., (4)	774,524
25,606	Entertainment Properties Trust	1,402,697
68,526	Excel Trust Inc.	1,080,655
70,542	Franklin Street Properties Corporation, (4)	797,830
784,283	Frasers Centrepoint Trust	1,199,557
28,367	Geo Group Inc., (4)	969,017
36,471	GPT Group	120,436
4,286	Healthcare Realty Trust, Inc.	99,692
154,653	Independence Realty Trust	1,164,537
225,692	Inland Real Estate Corporation	2,126,019
53,961	Investors Real Estate Trust, (4)	385,282
774,920	Keppel DC REIT	604,125
150,284	Lexington Corporate Properties Trust	1,274,408
37,000	Liberty Property Trust	1,192,140
16,638	LTC Properties Inc.	692,141
1,801,621	Mapletree Greater China Commercial Trust	1,364,408
246,605	Mapletree Logistics Trust	206,900
119,669	Medical Properties Trust Inc., (4)	1,568,861
53,699	Monmouth Real Estate Investment Corporation, (4)	521,954
6,628	National Health Investors Inc.	412,924
37,211	National Storage Affiliates Trust	461,416
9,431	New Senior Investment Group Inc.	126,092
103,500	Northstar Realty Finance Corporation, (4)	1,645,650
86,809	Omega Healthcare Investors Inc., (4)	2,980,153
400,406	Parkway Life Real Estate Investment Trust	683,769
161,729	Physicians Realty Trust, (4)	2,484,157
337,909	Plaza Retail REIT	1,147,105
345,651	Pure Industrial Real Estate Trust	1,303,456
4,927	Realty Income Corporation	218,710
82,033	Retrocom Real Estate Investment Trust	233,160
26,634	Sabra Health Care Real Estate Investment Trust Inc.	685,559
158,618	Scentre Group	458,932
78,151	Senior Housing Properties Trust, (4)	1,371,550
123,128	Spirit Realty Capital Inc.	1,190,648
154,203	STAG Industrial Inc.	3,084,060
88,016	Starwood Property Trust Inc.	1,898,505
80,153	STORE Capital Corporation	1,611,075
212,649	TF Administradora Industrial S de RL de CV	416,030
13,204	Universal Health Realty Income Trust	613,458
18,605	Urstadt Biddle Properties Inc.	347,541

See accompanying notes to financial statements.

Nuveen Investments	17

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)			Value
	Real Estate Investment Trust (continued)

17,978	WP Carey Inc.			$1,059,623
95,224	WP GLIMCHER, Inc.			1,288,381
43,359	WPT Industrial Real Estate Investment Trust			531,148
	Total Real Estate Investment Trust			61,574,924

	Real Estate Management & Development – 0.8%

157,566	Killam Properties Inc.			1,285,506
361,240	Langham Hospitality Investments Limited			155,652
9,810	Road King Infrastructure Limited			9,378
	Total Real Estate Management & Development			1,450,536

	Transportation Infrastructure – 9.6%

791,741	China Merchants Holdings Pacific Limited			617,239
23,378	Grupo Aeroportuario Centro Norte, SA, ADR, (4)			917,587
4,033,360	Hopewell Highway Infrastructure Limited			1,982,455
3,246,491	Hutchison Port Holdings Trust			2,045,289
396,200	Jiangsu Expressway Company Limited			521,346
238	Kobenhavns Lufthavne			129,636
33,888	Macquarie Infrastructure Corporation, (4)			2,800,165
728,888	Sydney Airport			2,800,621
823,060	Transurban Group			5,905,798
	Total Transportation Infrastructure			17,720,136

	Water Utilities – 0.3%

191,394	Inversiones Aguas Metropolitanas SA			290,710
15,940	United Utilities PLC			223,407
	Total Water Utilities			514,117
	Total Common Stocks (cost $132,134,996)			130,968,973

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.9% (4.1% of Total Investments)

	Electric Utilities – 2.1%

78,694	Exelon Corporation, (4)	6.500%	BBB–	$3,569,560
4,607	NextEra Energy Inc., Convertible	5.799%	N/R	246,475
	Total Electric Utilities			3,816,035

	Independent Power & Renewable Electricity Producers – 0.3%

5,583	Dynegy Inc., Convertible Preferred	5.375%	N/R	554,950

	Oil, Gas & Consumable Fuels – 1.0%

37,100	Anadarko Petroleum Corporation	7.500%	N/R	1,870,211

	Real Estate Investment Trust – 2.5%

23,038	Alexandria Real Estate Equities Inc., (5)	7.000%	N/R	645,423
5,361	American Homes 4 Rent	5.000%	N/R	135,097
31,913	American Tower Corporation, Convertible Preferred	5.500%	N/R	3,191,300
1,513	Equity Commonwealth, Convertible Debt	6.500%	Ba1	36,826
3,980	Lexington Corporate Properties Trust, Series B	6.500%	N/R	189,965
7,968	Ramco-Gershenson Properties Trust	7.250%	N/R	474,017
	Total Real Estate Investment Trust			4,672,628
	Total Convertible Preferred Securities (cost $11,123,446)			10,913,824

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 29.7% (20.7% of Total Investments)

	Electric Utilities – 4.9%

7,270	APT Pipelines Limited, (5)	6.693%	N/R	$582,512
82,675	Entergy Arkansas Inc., (5)	6.450%	BB+	2,069,463

18	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Electric Utilities (continued)

25,699	Integrys Energy Group Inc.	6.000%	Baa1	$684,364
28,080	NextEra Energy Inc.	5.700%	BBB	676,728
28,477	NextEra Energy Inc.	5.625%	BBB	684,872
42,461	NextEra Energy Inc.	5.000%	BBB	963,440
20,511	Pacific Gas & Electric Corporation	6.000%	BBB+	595,024
78,504	PPL Capital Funding, Inc., (4)	5.900%	BBB	1,944,544
35,573	SCE Trust I	5.625%	Baa1	856,598
	Total Electric Utilities			9,057,545

	Multi-Utilities – 2.2%

87,233	Dominion Resources Inc.	6.375%	Baa3	4,073,781

	Oil, Gas & Consumable Fuels – 0.2%

17,013	Nustar Logistics Limited Partnership	7.625%	Ba2	450,845

	Real Estate Investment Trust – 22.4%

4,753	American Homes 4 Rent	5.000%	N/R	119,538
453	American Realty Capital Properties Inc.	6.700%	N/R	10,877
23,729	Apartment Investment & Management Company	6.875%	BB	636,174
25,649	Apollo Commercial Real Estate Finance	8.625%	N/R	673,286
30,221	Arbor Realty Trust Incorporated	7.375%	N/R	747,970
25,401	Campus Crest Communities	8.000%	N/R	628,675
40,256	CBL & Associates Properties Inc.	6.625%	BB	1,030,151
111,924	Cedar Shopping Centers Inc., Series A	7.250%	N/R	2,854,062
3,861	Chesapeake Lodging Trust	7.750%	N/R	103,282
91,292	Colony Financial Inc.	7.125%	N/R	2,123,452
21,345	Colony Financial Inc.	8.500%	N/R	551,982
19,445	Colony Financial Inc.	7.500%	N/R	486,125
28,253	Coresite Realty Corporation	7.250%	N/R	735,991
6,874	Corporate Office Properties Trust	7.375%	BB	180,786
18,777	DDR Corporation	6.500%	Baa3	477,499
12,779	DDR Corporation	6.250%	Baa3	322,286
19,055	Digital Realty Trust Inc.	7.375%	Baa3	513,151
1,208	Digital Realty Trust Inc.	5.875%	Baa3	28,569
51,279	EPR Properties Inc.	9.000%	BB	1,666,568
638	Equity Commonwealth	5.750%	BBB–	14,738
1,825	Excel Trust Inc.	8.125%	BB	45,716
36,401	General Growth Properties	6.375%	N/R	921,309
21,525	Gramercy Property Trust Inc.	7.125%	N/R	570,413
7,074	Hersha Hospitality Trust	8.000%	N/R	180,458
52,421	Hersha Hospitality Trust	6.875%	N/R	1,360,325
12,696	Hudson Pacific Properties Inc.	8.375%	BB	326,287
489	Inland Real Estate Corporation	8.125%	N/R	12,763
76,154	Inland Real Estate Corporation	6.950%	N/R	1,980,004
49,005	Investors Real Estate Trust	7.950%	N/R	1,242,277
38,353	Kimco Realty Corporation	6.000%	Baa2	944,634
25,213	Kimco Realty Corporation	5.500%	Baa2	606,625
12,875	Kite Realty Group Trust	8.250%	N/R	330,617
310	LaSalle Hotel Properties	7.500%	N/R	7,862
16,694	LaSalle Hotel Properties	6.375%	N/R	432,375
8,592	Monmouth Real Estate Investment Corp	7.875%	N/R	224,251
38,226	National Retail Properties Inc.	5.700%	Baa2	925,834
4,193	Northstar Realty Finance Corporation	8.875%	N/R	106,293
64,080	Northstar Realty Finance Corporation	8.750%	N/R	1,615,457
11,921	Pebblebrook Hotel Trust	8.000%	N/R	311,257
90,103	Pebblebrook Hotel Trust	6.500%	N/R	2,285,012
13,590	Post Properties, Inc., Series A	8.500%	Baa3	883,350
7,125	PS Business Parks, Inc.	6.000%	Baa2	175,418
21,172	PS Business Parks, Inc.	5.750%	Baa2	502,835
13,832	Rait Financial Trust	7.125%	N/R	343,034
8,819	Regency Centers Corporation	6.000%	Baa2	219,152
30,981	Retail Properties of America	7.000%	BB	818,828
11,531	Sabra Health Care Real Estate Investment Trust	7.125%	BB–	298,076

Nuveen Investments	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares		Description (1)	Coupon		Ratings (3)	Value
		Real Estate Investment Trust (continued)

23,540		Saul Centers, Inc.	6.875%		N/R	$618,160
14,868		SL Green Realty Corporation	6.500%		Ba1	383,000
10,603		Summit Hotel Properties Inc.	9.250%		N/R	283,100
34,187		Summit Hotel Properties Inc.	7.875%		N/R	914,502
66,627		Summit Hotel Properties Inc.	7.125%		N/R	1,725,639
127		Sun Communities Inc.	7.125%		N/R	3,303
39,295		Sunstone Hotel Investors Inc.	8.000%		N/R	1,033,459
34,809		Taubman Centers Incorporated, Series K	6.250%		N/R	885,193
4,819		Terreno Realty Corporation	7.750%		BB	126,499
20,740		Urstadt Biddle Properties	7.125%		N/R	544,632
62,633		Urstadt Biddle Properties	6.750%		N/R	1,658,522
10,617		Vornado Realty Trust	5.400%		BBB–	237,290
14,231		Wells Fargo REIT	6.375%		BBB+	364,029
25,224		WP GLIMCHER, Inc.	7.500%		Baa3	682,308
17,134		WP GLIMCHER, Inc.	6.875%		Baa3	443,427
		Total Real Estate Investment Trust				41,478,687
		Total $25 Par (or similar) Retail Preferred (cost $54,140,323)				55,060,858

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CORPORATE BONDS – 23.9% (16.6% of Total Investments)

		Commercial Services & Supplies – 1.9%

$935		ADS Waste Holdings Inc., (4)	8.250%	10/01/20	CCC+	$967,725
1,040		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,050,400
1,143	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	915,132
685	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	656,834
		Total Commercial Services & Supplies				3,590,091

		Communications Equipment – 0.3%

710		Goodman Networks Inc.	12.125%	7/01/18	B–	589,300

		Construction & Engineering – 1.0%

775		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	785,656
9,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	1,131,443
		Total Construction & Engineering				1,917,099

		Consumer Finance – 0.3%

555		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	562,493

		Diversified Financial Services – 0.6%

1,040		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,008,800

		Diversified Telecommunication Services – 1.4%

800		CyrusOne LP Finance, 144A, (WI/DD)	6.375%	11/15/22	B1	828,000
995		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	905,450
755		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	758,775
50		SBA Communications Corporation, 144A	4.875%	7/15/22	B	48,688
		Total Diversified Telecommunication Services				2,540,913

		Electric Utilities – 1.1%

1,240		Intergen NV, 144A	7.000%	6/30/23	B+	1,103,600
945		PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	945,000
		Total Electric Utilities				2,048,600

		Energy Equipment & Services – 0.9%

845		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	806,975
850		Exterran Partners LP / EXLP Finance Corporation	6.000%	10/01/22	B1	807,500
		Total Energy Equipment & Services				1,614,475

20	Nuveen Investments

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Gas Utilities – 1.1%

$1,142		Ferrellgas LP	6.750%	1/15/22	B+	$1,144,855
895		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	924,088
		Total Gas Utilities				2,068,943

		Health Care Equipment & Supplies – 0.6%

1,125		Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,175,625

		Health Care Providers & Services – 2.5%

520		Acadia Healthcare, 144A	5.625%	2/15/23	B–	526,500
905		Community Health Systems, Inc.	6.875%	2/01/22	B+	954,775
350		HCA Inc., (WI/DD)	5.375%	2/01/25	BB–	355,705
950		Kindred Healthcare Inc., (4)	6.375%	4/15/22	B2	948,813
794		Select Medical Corporation	6.375%	6/01/21	B–	801,940
965		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	965,000
		Total Health Care Providers & Services				4,552,733

		Independent Power & Renewable Electricity Producers – 1.3%

1,050		Dynegy Inc., 144A	7.625%	11/01/24	B+	1,110,375
1,120		GenOn Energy Inc.	9.500%	10/15/18	B	1,142,400
155		TerraForm Power Operating LLC, 144A	5.875%	2/01/23	BB–	157,325
		Total Independent Power & Renewable Electricity Producers				2,410,100

		Internet Software & Services – 0.5%

910		Equinix Inc.	5.750%	1/01/25	BB	900,900

		IT Services – 0.6%

1,175		Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	1,160,548

		Marine – 0.6%

1,240		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,187,300

		Multi-Utilities – 0.5%

500	GBP	RWE AG	7.000%	12/31/49	BBB–	818,621

		Oil, Gas & Consumable Fuels – 5.7%

990		Calumet Specialty Products	7.625%	1/15/22	B+	1,009,800
875		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	892,500
530		Energy Transfer Equity LP	5.500%	6/01/27	BB+	528,675
955		Gibson Energy, 144A	6.750%	7/15/21	BB	986,038
805		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	772,800
1,220		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,198,650
662		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	660,345
255		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	265,200
785		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	737,900
620		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	606,050
470		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	486,450
700		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	733,250
415		Tesoro Logistics LP Finance Corporation, 144A (WI/DD)	6.250%	10/15/22	BB	429,525
1,180		Western Refining Inc.	6.250%	4/01/21	B+	1,188,850
		Total Oil, Gas & Consumable Fuels				10,496,033

		Real Estate Investment Trust – 0.8%

770		Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	756,525
750		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	738,750
		Total Real Estate Investment Trust				1,495,275

		Real Estate Management & Development – 0.8%

540		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	556,199
970		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	965,149
		Total Real Estate Management & Development				1,521,348

Nuveen Investments	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Road & Rail – 0.6%

$1,070		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	$1,083,375

		Software – 0.5%

880		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	909,656

		Transportation Infrastructure – 0.3%

571		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	593,840
		Total Corporate Bonds (cost $45,328,162)				44,246,068

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

		Multi-Utilities – 0.6%

$1,040		Dominion Resources Inc.	5.750%	10/01/54	BBB	$1,084,180

		Oil, Gas & Consumable Fuels – 0.4%

1,005		DCP Midstream LLC, 144A	5.850%	5/21/43	BB	796,463
$2,045		Total Convertible Bonds (cost $2,040,971)				1,880,643

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.8% (5.4% of Total Investments)

		Commercial Services & Supplies – 0.7%

$1,205		Royal Capital BV, Reg S	8.375%	N/A (7)	N/R	$1,258,382

		Construction & Engineering – 1.0%

1,914		PHBS Limited	6.625%	N/A (7)	N/R	1,923,570

		Electric Utilities – 3.3%

1,490		AES Gener SA, 144A	8.375%	12/18/73	BB	1,620,375
360		Electricite de France, 144A	5.625%	N/A (7)	A–	366,120
366		Electricite de France, 144A	5.250%	N/A (7)	A–	366,458
2,335		Enel SpA, 144A	8.750%	9/24/73	BBB–	2,679,413
560		FPL Group Capital Inc.	6.350%	10/01/66	BBB	495,600
330	GBP	NGG Finance PLC	5.625%	6/18/73	BBB	552,216
		Total Electric Utilities				6,080,182

		Energy Equipment & Services – 2.2%

890	EUR	Origin Energy Finance Limited	7.875%	6/16/71	Ba1	1,062,811
3,000		Transcanada Trust	5.625%	5/20/75	BBB	3,026,250
		Total Energy Equipment & Services				4,089,061

		Transportation Infrastructure – 0.2%

250	EUR	Eurogate GmbH	6.750%	N/A (7)	N/R	291,254

		Water Utilities – 0.4%

510	GBP	Pennon Group PLC	6.750%	N/A (7)	N/R	839,451
		Total $1,000 Par (or similar) Institutional Preferred (cost $14,413,427)				14,481,900

Shares		Description (1), (8)				Value

		INVESTMENT COMPANIES – 2.7% (1.9% of Total Investments)

394,965		John Laing Infrastructure Fund				$757,118
8,017,695		Keppel Infrastructure Trust				3,244,343
575,132		Starwood European Real Estate Finance Limited				969,193
		Total Investment Companies (cost $4,680,821)				4,970,654
		Total Long-Term Investments (cost $263,862,146)				262,522,920

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8% (1.3% of Total Investments)

	REPURCHASE AGREEMENTS – 1.8%

$3,384	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $3,384,486, collateralized by $3,550,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $3,456,812	0.000%	7/01/15	$3,384,486
	Total Short-Term Investments (cost $3,384,486)			3,384,486
	Total Investments (cost $267,246,632) – 143.5%			265,907,406
	Borrowings – (44.0)% (9), (10)			(81,500,000)
	Other Assets Less Liabilities – 0.5% (11)			904,622
	Net Assets Applicable to Common Shares – 100%			$185,312,028

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(72)	9/15	$(8,586,563)	$2,812	$(7,374)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$29,250,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(207,321)
JPMorgan	29,250,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(203,223)
	$58,500,000							$(410,544)

Nuveen Investments	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value investments out on loan as of the end of the reporting period was $2,297,100.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Perpetual security. Maturity date is not applicable.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(9)	Borrowings as a percentage of total investments is 30.6%.

(10)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $167,305,376 have been pledged as collateral for Borrowings.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(12)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

(WI/DD)	Investment, or portion of investment, purchased on a when issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $263,862,146)	$262,522,920
Short-term investments, at value (cost approximates value)	3,384,486
Cash	42,328
Cash denominated in foreign currencies (cost $568,472)	566,485
Cash collateral at brokers(1)	445,000
Receivable for:
Dividends	1,427,702
Interest	1,039,146
Investments sold	2,094,169
Reclaims	73,855
Variation margin on futures contracts	2,812
Other assets	74,387
Total assets	271,673,290
Liabilities
Borrowings	81,500,000
Unrealized depreciation on interest rate swaps	410,544
Payable for:
Dividends	1,257,355
Investments purchased	2,902,790
Accrued expenses:
Interest on borrowings	4,688
Management fees	215,708
Trustees fees	9,388
Other	60,789
Total liabilities	86,361,262
Net assets	$185,312,028
Shares outstanding	9,780,250
Net asset value (“NAV”) per share outstanding	$18.95
Net assets consist of:
Shares, $.01 par value per share	$97,803
Paid-in surplus	186,248,906
Undistributed (Over-distribution of) net investment income	(2,414,354)
Accumulated net realized gain (loss)	3,143,975
Net unrealized appreciation (depreciation)	(1,764,302)
Net assets	$185,312,028
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $232,147)	$5,514,481
Interest (net of interest tax withheld of $18)	2,117,903
Other	8,266
Total investment income	7,640,650
Expenses
Management fees	1,321,911
Interest expense on borrowings	481,793
Custodian fees	92,641
Trustees fees	3,435
Professional fees	18,538
Shareholder reporting expenses	33,366
Shareholder servicing agent fees	60
Stock exchange listing fees	3,941
Investor relations expenses	33,932
Other	9,523
Total expenses	1,999,140
Net investment income (loss)	5,641,510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,675,946
Futures contracts	(135,496)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,446,672)
Futures contracts	(2,708)
Swaps	(569,237)
Net realized and unrealized gain (loss)	(6,478,167)
Net increase (decrease) in net assets from operations	$(836,657)

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$5,641,510	$13,414,191
Net realized gain (loss) from:
Investments and foreign currency	3,675,946	13,835,372
Futures contracts	(135,496)	(185,045)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,446,672)	12,518,203
Futures contracts	(2,708)	(4,666)
Swaps	(569,237)	(2,468,295)
Net increase (decrease) in net assets from operations	(836,657)	37,109,760
Distributions to Shareholders
From and in excess of net investment income	(7,892,662)	—
From net investment income	—	(14,939,085)
From accumulated net realized gains	—	(12,378,132)
Decrease in net assets from distributions to shareholders	(7,892,662)	(27,317,217)
Net increase (decrease) in net assets	(8,729,319)	9,792,543
Net assets at the beginning of period	194,041,347	184,248,804
Net assets at the end of period	$185,312,028	$194,041,347
Undistributed (Over-distribution of) net investment income at the end of period	$(2,414,354)	$(163,202)

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Cash Flows	Six Months Ended June 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(836,657)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(146,359,663)
Proceeds from sales and maturities of investments	141,865,817
Proceeds from (Purchases of) short-term investments, net	3,220,442
Proceeds from (Payments for) cash denominated in foreign currencies, net	(90,391)
Investment transaction adjustments, net	(53,213)
Capital gain and return of capital distributions from investments	1,209,907
Taxes paid on undistributed capital gains	13,381
Amortization (Accretion) of premiums and discounts, net	38,936
(Increase) Decrease in:
Cash collateral at brokers	(270,000)
Receivable for dividends	57,840
Receivable for interest	108,394
Receivable for investments sold	(1,355,244)
Receivable for reclaims	(14,377)
Receivable for variation margin on futures contracts	(2,812)
Other assets	55,657
Increase (Decrease) in:
Payable for investments purchased	2,902,790
Payable for variation margin on futures contracts	(15,313)
Accrued interest on borrowings	111
Accrued management fees	(16,358)
Accrued Trustees fees	1,455
Accrued other expenses	(43,408)
Net realized gain (loss) from:
Investments and foreign currency	(3,675,946)
Change in net unrealized (appreciation) of:
Investments and foreign currency	9,446,672
Swaps	569,237
Net cash provided by (used in) operating activities	6,757,257
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(79,622)
Cash distributions paid to shareholders	(6,635,307)
Net cash provided by (used in) financing activities	(6,714,929)
Net Increase (Decrease) in Cash	42,328
Cash at the beginning of period	—
Cash at the end of period	$42,328

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$481,682

See accompanying notes to financial statements.

28	Nuveen Investments

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Nuveen Investments	29

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2015(f)	$19.84	$0.58	$(0.66)	$(0.08)	$(0.81)*	$—	$—	$(0.81)	$—	$18.95	$17.27
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015(f)	$81,500	$3,274
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

30	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.54)%	(4.60)%	$185,312	2.07	%**	5.83	%**	53%
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	**	7.11	**	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2015(f)	0.50	%**
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2015.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed- end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund will also employ an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund expects to write (sell) custom basket options with a notional value of options ranging from 5% to 10% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,300,182

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

32	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2014, the character of distributions to the Fund from the REITs was 68.37% ordinary income, 8.02% long-term capital gains and 23.61% return of REIT capital.

For the fiscal year ended December 31, 2014, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the current fiscal period, the Fund applied the actual percentages for the fiscal year ended December 31, 2014, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2014, is reflected in the accompanying financial statements.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of June 30, 2015, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2015, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not Iisted on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as LeveI 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

lnvestments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

34	Nuveen Investments

security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$130,968,973	$—		$—	$130,968,973
Convertible Preferred Securities	10,268,401	645,423	***	—	10,913,824
$25 Par (or similar) Retail Preferred	52,408,883	2,651,975	***	—	55,060,858
Corporate Bonds	—	44,246,068		—	44,246,068
Convertible Bonds	—	1,880,643		—	1,880,643
$1,000 Par (or similar) Institutional Preferred	—	14,481,900		—	14,481,900
Investment Companies	4,970,654	—		—	4,970,654

Short-Term Investments:
Repurchase Agreements	—	3,384,486		—	3,384,486

Investments in Derivatives:
Futures Contracts**	(7,374)	—		—	(7,374)
Interest Rate Swaps**	—	(410,544)		—	(410,544)
Total	$198,609,537	$66,879,951		$—	$265,489,488
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$37,764,751	$—	$—	$(37,764,751)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Australia	$15,478,182	5.8%
Canada	14,762,241	5.6
United Kingdom	9,474,705	3.6
Italy	9,063,676	3.4
Hong Kong	7,808,018	2.9
Other countries	38,950,201	14.6
Total non-U.S. Securities	$95,537,022	35.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

36	Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$3,384,486	$(3,384,486)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$9,752,497
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(7,374)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not asset and/or liability derivatives location as described in the table above.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(135,496)	$(2,708)

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(410,544)

38	Nuveen Investments

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities*	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$ —	$(410,544)	$ —	$(410,544)	$310,000	$(100,544)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(569,237)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/15	Year Ended 12/31/14
Shares sold	—	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $146,359,663 and $141,865,817, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$268,375,406
Gross unrealized:
Appreciation	$8,064,453
Depreciation	(10,532,453)
Net unrealized appreciation (depreciation) of investments	$(2,468,000)

Permanent differences, primarily due to bond premium amortization, complex securities character adjustments, federal taxes paid, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2014, the Fund’s last tax year end, as follows:

Paid-in surplus	$ (24,799)
Undistributed (Over-distribution of) net investment income	604,366
Accumulated net realized gain (loss)	(579,567)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$ —
Undistributed net long-term capital gains	750,450
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund’s last tax year ended December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$26,285,401
Distributions from net long-term capital gains	1,031,816
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2014, the Fund’s last tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$180,353
Late-year ordinary losses[3]	—
[2]	Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2014 through December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

40	Nuveen Investments

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee for the Fund was 0.1643%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

Borrowings

The Fund entered into a $81.5 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $81.5 million. Interest is charged on these Borrowings at 1-month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $81,500,000 and 1.03%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $2,297,100. During the current fiscal period, the Fund earned Rehypothecation Fees of $8,266 which is recognized as “Other income” on the Statement of Operations, when applicable.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

42	Nuveen Investments

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Debt Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

44	Nuveen Investments

■	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

48	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the second quartile for the one-year period and outperformed its recognized and custom benchmarks in such period. The Board, however, noted that the Fund was relatively new with a performance history too short for a conclusive assessment of its limited performance record.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the

50	Nuveen Investments

average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Fund had a net management fee slightly higher than the peer average and a net expense ratio in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things,

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

52	Nuveen Investments

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-M-0615D        10030-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015